Prospectus

             > FEBRUARY 28, 2004




             Phoenix Market Neutral Fund







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

                                                       Neither the Securities and Exchange Commission
                                                       nor any state securities commission has approved
                                                       or disapproved of these securities or determined
                                                       if this prospectus is truthful or complete. Any
                                                       representation to the contrary is a criminal offense.

                                                       This prospectus contains important information that
             [Logo] PHOENIX                            you should know before investing in Phoenix Market
                    INVESTMENT PARTNERS, LTD.          Neutral Fund. Please read it carefully and retain it
                    Committed to Investor Sucess(SM)   for future reference.

             PHOENIX MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

             TABLE OF CONTENTS

             Investment Risk and Return Summary...........................     1

             Fund Expenses................................................     4

             Additional Investment Techniques.............................     5

             Management of the Fund.......................................     7

             Pricing of Fund Shares.......................................     8

             Sales Charges................................................     9

             Your Account.................................................    12

             How to Buy Shares............................................    13

             How to Sell Shares...........................................    14

             Things You Should Know When Selling Shares...................    14

             Account Policies.............................................    16

             Investor Services............................................    17

             Tax Status of Distributions..................................    18

             Financial Highlights.........................................    19

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Market Neutral Fund has an investment objective to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> The goal of market neutral investing is to generate returns that are independent of the direction of the stock market. The fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks. The fund has a long position when it owns the security and has "sold short" a position when it sells a security it does not own. When the fund has "sold short," it must borrow the security in order to settle the sell and buy the security at a later date to pay back the lender. The fund must maintain collateral at least equal to the current market value of the security sold short. The fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the fund's net assets giving effect to such sale.

> The fund strives to have long positions in stocks that it believes will outperform the market and short positions in stocks that it believes will underperform the market. Under normal circumstances, the fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline.

> The fund utilizes proprietary stock selection models that are designed to predict relative attractiveness of stocks. The models collect fundamental data such as earnings, dividends, cash flow, revenues and book value. The fundamental data is then used to analyze characteristics such as growth prospects, valuation and momentum. Each stock is then given a score. The fund strives to profit by purchasing stocks that have relatively high scores and selling short stocks that have relatively low scores.

> In selecting stocks for fund investment, the fund uses a blended strategy, investing in both growth and value stocks.

> In addition to purchasing or selling short individual securities, the fund may purchase or sell short any type of future or option related to such investment.

                                                   Phoenix Market Neutral Fund 1

>        The fund seeks a total return greater than the return on 3-month U.S.
         Treasury Bills.

> The fund's turnover rate is expected to be higher than that of other mutual funds. A high portfolio turnover rate may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

The investment objective and policies of the fund may be changed without shareholder approval, except as explicitly set forth in this prospectus or in the Statement of Additional Information.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

EQUITY SECURITIES

Although the fund seeks to minimize market risk, it can not be eliminated. Conditions affecting the overall economy or specific industries or companies in which the fund invests can be worse than expected. The fund's long positions may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for losses. As a result, the value of your shares may decrease.

FUTURES AND OPTIONS

Futures and options involve market risk in excess of their value. The use of futures or options may result in larger losses or smaller gains than otherwise would be the case. The prices of futures and options and the price movements of the securities that the future or option is intended to simulate may not correlate well.

Liquidity of futures and options markets can be adversely affected by market factors. If the fund cannot close out its futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Generally, there are more speculators in futures and options markets than general securities markets, which can result in price distortions.

SHORT SALES

In order to establish a short position in a security, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

2 Phoenix Market Neutral Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Market Neutral Fund. The bar chart shows the fund's Class A Shares performance over the life of the fund.(1) The table shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index and a more narrowly-based benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
     1999                -5.53
     2000                 1.77
     2001                 6.56
     2002                 5.69
     2003                -0.09

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 8.66% (quarter ending September 30, 2002) and the lowest return for a quarter was -12.08% (quarter ending December 31, 2002).

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------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED 12/31/03)(1)            1 YEAR         5 YEAR          LIFE OF FUND(2)
------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                          -5.83%          0.39%              0.11%
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on  Distributions(3)      -5.83%         -0.18%             -0.47%
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and      -3.79%         -0.03%             -0.28%
    Sale of Fund Shares(3)
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                          -4.78%          0.67%              0.30%
------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                          -0.82%          0.84%              0.43%
------------------------------------------------------------------------------------------------------------------
  S&P 500 Index(4)                               28.71%         -0.57%              1.34%
------------------------------------------------------------------------------------------------------------------
  Citigroup 90-Day Treasury Bills(5)              1.16%          3.54%              3.70%
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Since inception on May 1, 1998.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.
(5) The Citigroup 90-Day Treasury Bills is commonly used to represent a "risk-free" rate of return. Index performance does not reflect sales charges.

                                                   Phoenix Market Neutral Fund 3


FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

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                                                       CLASS A               CLASS B             CLASS C
                                                       SHARES                SHARES              SHARES
                                                       -------               -------             -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                    5.75%                  None                None

Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                               None(b)                5%(c)              1.25%(d)

Maximum Sales Charge (load) Imposed on
Reinvested Dividends                                    None                  None                None

Redemption Fee                                          None                  None                None

Exchange Fee                                            None                  None                None
                                                 -----------------------------------------------------------------

                                                       CLASS A               CLASS B             CLASS C
                                                       SHARES                SHARES              SHARES
                                                       -------               -------             -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                             1.50%                 1.50%               1.50%

Distribution and Service (12b-1) Fees(e)                    0.30%                 1.00%               1.00%

Other Expenses:

 Dividends on Short Sales                            1.55%                 1.55%              1.55%

 Remainder of Other Expenses                         0.50%                 0.50%              0.50%
                                                     -----                 -----              -----
  Total Other Expenses                                      2.05%                 2.05%               2.05%
                                                            -----                 -----               -----
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                     3.85%                 4.55%               4.55%
                                                            =====                 =====               =====

-------------------------

(a) The adviser has voluntarily undertaken to limit expenses (exclusive of taxes, interest, dividends on short sales, brokerage commissions, 12b-1 fees and extraordinary expenses) until February 28, 2005 to 2.00% of the fund's average net assets. Total Annual Fund Operating Expenses, after expense reimbursement and excluding dividends on short sales, were 2.30% for Class A Shares, 3.00% for Class B Shares, and 3.00% for Class C Shares.
(b) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares - Reduced Initial Sales Charges" in the Statement of Additional Information.
(c) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.
(d) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(e) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

4 Phoenix Market Neutral Fund

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $940                 $1,682                 $2,442                $4,419
-----------------------------------------------------------------------------------------------------------------
   Class B                      $861                 $1,688                 $2,423                $4,489
-----------------------------------------------------------------------------------------------------------------
   Class C                      $586                 $1,388                 $2,323                $4,693
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $461                 $1,388                 $2,323                $4,489
-----------------------------------------------------------------------------------------------------------------
   Class C                      $461                 $1,388                 $2,323                $4,693
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's manager. Refer to the section "Management of the Fund" for information about expense reimbursement.



ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in the following investment techniques:

BORROWING

The fund may obtain fixed interest rate loans in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such

                                                   Phoenix Market Neutral Fund 5
borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

FOREIGN INVESTING

The fund may invest in equity securities of foreign (non-U.S.) issuers. Foreign equity investments are generally limited to securities traded on U.S. exchanges.

Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes, all of which may negatively impact the fund. Dividends and other income payable on foreign securities may also be subject to foreign taxes.

Some foreign investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. In addition, foreign markets and currencies may not perform as well as U.S. markets.

ILLIQUID SECURITIES

The fund may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.

MONEY MARKET INSTRUMENTS

To meet margin requirements, redemptions or for investment purposes, the fund will hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the fund.

SECURITIES LENDING

The fund may loan portfolio securities with a value up to one-third of its total assets to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

6 Phoenix Market Neutral Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Euclid Advisors LLC ("Euclid") is the investment adviser to the fund and is located at 900 Third Avenue, New York, NY 10022. Euclid may also act as the investment adviser for other accounts. As of December 31, 2003, Euclid had $107.8 million in assets under management.

Euclid is a wholly owned subsidiary of Phoenix/Zweig Advisers LLC which is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), located at 56 Prospect Street, Hartford, Connecticut 06115. PXP is the wholly owned investment management subsidiary of The Phoenix Companies Inc. and has served investors for over 70 years. As of December 31, 2003, PXP had approximately $59.2 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Euclid is responsible for managing the fund's investment program, the general operations and day-to-day management of the fund. Euclid manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Euclid a monthly investment management fee that is accrued daily against the value of the fund's net assets at the annual rate of 1.50%.

The adviser has voluntarily agreed to assume operating expenses of the fund (excluding interest, taxes, dividends on short sales, brokerage commissions, 12b-1 fees, and extraordinary expenses) until February 28, 2005 to the extent that such expenses exceed 2.00% of the average annual net assets of the fund.

During the fund's last fiscal year, the fund paid total management fees of $1,466,028. The ratio of management fees to average net assets for the fiscal year ended October 31, 2003 was 1.50%.

PORTFOLIO MANAGEMENT

Carlton Neel and David Dickerson serve as Co-Portfolio Managers of the fund. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of Phoenix/Zweig Advisers LLC ("PZA") and Euclid Advisors, LLC (the "Adviser"), a subsidiary of PZA. Mr. Neel and Mr. Dickerson were previously employed by PZA and managed the fund from April 2000 through June 2002. Since April 1, 2003, they have served as Portfolio Managers for The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by PZA. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Neel and Mr. Dickerson founded and managed Shelter Rock Capital Partners, L.P., a hedge fund based on the same market neutral strategy they had used when they previously managed the fund.

Mr. Neel served as Senior Portfolio Manager for the former Phoenix-Zweig (now Phoenix-Hollister) Appreciation Fund and Phoenix-Zweig (now Phoenix-Oakhurst) Strategy Fund from January 2000 until June 2002 and of former Phoenix-Zweig (now Phoenix-Oakhurst) Managed Assets from July 1995 until June 2002. Additionally, he served as Senior Portfolio Manager of the Phoenix-Zweig Growth & Income Fund (2000-2002) and the Phoenix-Zweig

                                                   Phoenix Market Neutral Fund 7

Government Fund (1995-2002). Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co., Inc.

Mr. Dickerson began his investment career at the Zweig Companies in 1993. He served as Assistant Portfolio Manager of the former Phoenix-Zweig (now Phoenix-Oakhurst) Managed Assets from 1996 until June 2002 and as Co-Portfolio Manager of the former Phoenix-Zweig (now Phoenix-Oakhurst) Strategy Fund from January 2000 until June 2002. Mr. Dickerson earned a B.A. in Psychology from Harvard University and a M.B.A. in Finance and Economics from New York University (Stern School of Business).

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

     o  adding the values of all securities and other assets of the fund;

     o  subtracting liabilities; and

     o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

8 Phoenix Market Neutral Fund

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of

                                                   Phoenix Market Neutral Fund 9
your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information, the Fund's Prospectus and the Statement of Additional Information may be obtained from the Individual Investors portion of Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% CDSC is imposed on redemptions within the first 12 months on purchases of $1 million or more if originally purchased without an initial sales charge. Class A Shares have lower distribution and service fees (0.30%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first six years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of six years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares seven years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1.25%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


10 Phoenix Market Neutral Fund

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                       SALES CHARGE AS
                                                       A PERCENTAGE OF
                                              ---------------------------------
AMOUNT OF                                                               NET
TRANSACTION                                      OFFERING              AMOUNT
AT OFFERING PRICE                                 PRICE               INVESTED
-------------------------------------------------------------------------------
Under $50,000                                      5.75%                6.10%
$50,000 but under $100,000                         4.75                 4.99
$100,000 but under $250,000                        3.75                 3.90
$250,000 but under $500,000                        2.75                 2.83
$500,000 but under $1,000,000                      2.00                 2.04
$1,000,000 or more                                 None                 None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR           1         2         3         4          5         6       7
----------------------------------------------------------------------------
CDSC           5%        4%        3%        3%         2%        1%      0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR           1           2+
----------------------------------------------------------------------------
CDSC           1.25%       0%

                                                  Phoenix Market Neutral Fund 11

YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the fund.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.

12 Phoenix Market Neutral Fund

STEP 2.

Your second choice will be what class of shares to buy. The fund offers Class A Shares, Class B Shares and Class C Shares. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.



HOW TO BUY SHARES
--------------------------------------------------------------------------------


----------------------------------- ----------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
----------------------------------- ----------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
----------------------------------- ----------------------------------------------------------------------------
                                    Complete a New Account Application and send it with a check payable to the
Through the mail                    fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301.
----------------------------------- ----------------------------------------------------------------------------
                                    Complete a New Account Application and send it with a check payable to the
Through express delivery            fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                    66 Brooks Drive, Braintree, MA 02184.
----------------------------------- ----------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------
                                    Complete the appropriate section on the application and send it with your
By Investo-Matic                    initial investment payable to the fund. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------- ----------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------

                                                  Phoenix Market Neutral Fund 13

HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


------------------------------------ -----------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
                                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
Through the mail                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
                                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
Through express delivery             Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s)

14 Phoenix Market Neutral Fund
of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

Redemptions by Mail

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instruction if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instruction with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

                                                  Phoenix Market Neutral Fund 15

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares, or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-1574 or accessing our Web site at www.phoenixinvestments.com.

         o You may exchange shares of one fund for the same class of shares in another fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone (800) 243-1574 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

16 Phoenix Market Neutral Fund

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o The fund is not suitable for market timers and market timers are discouraged from becoming investors. Excessive trading and market timing can hurt fund performance and therefore be detrimental to all shareholders. We will discourage any investor we detect or have reason to believe is engaging in excessive trading or market timing from investing in these funds. We reserve the right, in our sole and absolute discretion, to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within a 30-day period. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.

RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase pension plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th,

                                                  Phoenix Market Neutral Fund 17

15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25 and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000 and elect to have all dividends reinvested.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The fund plans to make distributions from net investment income annually and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

In addition, short-sale transactions will be subject to special tax rules which could result in the fund realizing more short-term capital gains and ordinary income taxed at ordinary income rates.

18 Phoenix Market Neutral Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.

                                                                            CLASS A
                                               -------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                   2003          2002         2001         2000         1999
                                                ----------    ----------   ----------   ----------   ----------
Net asset value, beginning of period              $12.09       $10.95       $10.13       $10.68        $10.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                    (0.23)(3)    (0.16)(3)     0.15(3)      0.26(3)       0.26
   Net realized and unrealized gain (loss)         (0.47)        1.44         1.02        (0.55)        (0.29)
                                                  -------      -------      -------      -------       -------
   TOTAL FROM INVESTMENT OPERATIONS                (0.70)        1.28         1.17        (0.29)        (0.03)
                                                  -------      -------      -------      -------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income               --        (0.14)       (0.35)       (0.26)        (0.13)
                                                  -------      -------      -------      -------       -------
Change in net asset value                          (0.70)        1.14         0.82        (0.55)        (0.16)
                                                  -------      -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD                    $11.39       $12.09       $10.95       $10.13        $10.68
                                                  =======      =======      =======      =======       =======
Total return(1)                                    (5.79)%      11.85%       11.88%       (2.65)%       (0.40)%
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)            $72,428      $61,582      $10,930       $7,205       $20,648
RATIOS TO AVERAGE NET ASSETS OF:
   Operating expenses (including dividends on
   short sales, after expense reimbursement)        3.85%        3.47%(2)     3.78%(2)     4.15%(2)      3.88%
   Operating expenses (excluding dividends on
   short sales, after expense reimbursement)        2.29%        2.30%        2.30%        2.33%         2.34%
   Net investment income (loss)                    (2.08)%      (1.33)%       1.42%        2.63%         1.94%
Portfolio turnover rate                              329%         456%         192%         276%          453%

--------------------------------
(1) Maximum sales charge is not reflected in total return calculation.
(2)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 3.68%, 4.16% and 4.35% for the periods ended October 31, 2002, 2001 and 2000, respectively.
(3) Computed using average shares outstanding.

                                                  Phoenix Market Neutral Fund 19

--------------------------------------------------------------------------------

                                                                             CLASS B
                                               -------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                    2003         2002          2001         2000         1999
                                                 ----------   ----------    ----------   ----------   ----------
Net asset value, beginning of period              $12.02        $10.87       $10.07       $10.62        $10.81
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                    (0.31)(4)      0.23(4)      0.09(4)      0.19(4)       0.15
   Net realized and unrealized gain (loss)         (0.47)         1.43         1.00        (0.55)        (0.26)
                                                  -------       -------      -------      -------       -------
   TOTAL FROM INVESTMENT OPERATIONS                (0.78)         1.20         1.09        (0.36)        (0.11)
                                                  -------       -------      -------      -------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income               --         (0.05)       (0.29)       (0.19)        (0.08)
                                                  -------       -------      -------      -------       -------
Change in net asset value                          (0.78)         1.15         0.80        (0.55)        (0.19)
                                                  -------       -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD                    $11.24        $12.02       $10.87       $10.07        $10.62
                                                  =======       =======      =======      =======       =======
Total return(1)                                    (6.49)%       11.10%       11.07%       (3.38)%       (1.02)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)            $16,359       $15,381       $9,857      $11,649       $34,290
RATIOS TO AVERAGE NET ASSETS OF:
   Operating expenses (including dividends on
   short sales, after expense reimbursement)        4.50%         4.26%(2)     4.51%(2)     4.85%(2)      4.58%
   Operating expenses (excluding dividends on
   short sales, after expense reimbursement)        2.99%         3.00%        3.00%        3.03%         3.04%
   Net investment income (loss)                    (2.74)%       (2.02)%       0.85%        1.94%         1.24%
Portfolio turnover rate                              329%          456%         192%         276%          453%


                                                                             CLASS C
                                               ---------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                    2003         2002          2001         2000         1999
                                                 ----------   ----------    ----------   ----------   ----------
Net asset value, beginning of period              $11.96        $10.83       $10.04        $10.59       $10.80
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                    (0.31)(4)     (0.23)(4)     0.08(4)       0.19(4)      0.19
   Net realized and unrealized gain (loss)         (0.47)         1.42         1.01         (0.55)       (0.31)
                                                  -------       -------      -------       -------      -------
   TOTAL FROM INVESTMENT OPERATIONS                (0.78)         1.19         1.09         (0.36)       (0.12)
                                                  -------       -------      -------       -------      -------
LESS DISTRIBUTIONS
   Dividends from net investment income               --         (0.06)       (0.30)        (0.19)       (0.09)
                                                  -------       -------      -------       -------      -------
Change in net asset value                          (0.78)         1.13         0.79         (0.55)       (0.21)
                                                  -------       -------      -------       -------      -------
NET ASSET VALUE, END OF PERIOD                    $11.18        $11.96       $10.83        $10.04       $10.59
                                                  -------       -------      -------       -------      -------
Total return(1)                                    (6.44)%       11.01%       11.11%        (3.31)%      (1.12)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)            $31,102       $24,449       $7,531        $6,886      $25,364
RATIOS TO AVERAGE NET ASSETS OF:
   Operating expenses (including dividends on
   short sales, after expense reimbursement)        4.54%         4.22%(3)     4.50%(3)      4.83%(3)     4.58%
   Operating expenses (excluding dividends on
   short sales, after expense reimbursement)        2.99%         3.00%        3.00%         3.03%        3.04%
   Net investment income (loss)                    (2.77)%       (2.02)%       0.81%         1.93%        1.24%
Portfolio turnover rate                              329%          456%         192%          276%         453%

-----------------------------
(1) Maximum sales charge is not reflected in total return calculation.
(2)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 4.61%, 4.87% and 5.05% for the periods ended October 31, 2002, 2001 and 2000, respectively.
(3)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 4.51%, 4.86% and 5.03% for the periods ended October 31, 2002, 2001 and 2000, respectively.
(4) Computed using average shares outstanding.


20 Phoenix Market Neutral Fund

             PHOENIX EQUITY PLANNING CORPORATION
             P.O. Box 150480
             Hartford, CT 06115-0480


      [Logo] PHOENIX
             INVESTMENT PARTNERS, LTD.
             A member of The Phoenix Companies, Inc.








             ADDITIONAL INFORMATION
             You can find more information about the fund in the following documents:

             ANNUAL AND SEMIANNUAL REPORTS
             Annual and semiannual reports contain more information about the fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

             STATEMENT OF ADDITIONAL INFORMATION (SAI)
             The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.

             You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

             Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

             Mutual Fund Services: 1-800-243-1574
             Advisor Consulting Group: 1-800-243-4361
             Text Telephone: 1-800-243-1926








             Investment Company Act File No. 811-08631
             PXP 1738 (2/04)

                                     PART B

                           PHOENIX MARKET NEUTRAL FUND

                                   A SERIES OF
                               PHOENIX PORTFOLIOS


                                900 Third Avenue
                          New York, New York 10022-4728


                       STATEMENT OF ADDITIONAL INFORMATION
                                February 28, 2004

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Portfolios, dated February 28, 2004, and should be read in conjunction with it. Additionally, the Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.

                                TABLE OF CONTENTS

                                                                          PAGE

The Fund.................................................................... 1
Investment Restrictions..................................................... 1
Investment Techniques and Risks............................................. 2
Performance Information .................................................... 5
Portfolio Turnover.......................................................... 6
Portfolio Transactions and Brokerage........................................ 6
Services of the Adviser..................................................... 7
Net Asset Value............................................................. 9
How to Buy Shares...........................................................10
Alternative Purchase Arrangements...........................................10
Investor Account Services...................................................13
How to Redeem Shares........................................................14
Tax Sheltered Retirement Plans..............................................15
Dividends, Distributions and Taxes..........................................16
The Distributor.............................................................20
Distribution Plans..........................................................22
Management of the Trust ....................................................23
Additional Information......................................................28





                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926

PXP 1206 (2/04)

                                    THE FUND

   Phoenix Portfolios (the "Trust") is an open-end diversified management investment company which was organized under Delaware law in 1998 as a business trust.

   The Trust's Prospectus describes the investment objectives of the Phoenix Market Neutral Fund (the "Fund") and strategies that the Fund will employ in seeking to achieve its investment objective. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Fund may utilize the following practices or techniques in pursuing its investment objectives.

BORROWING
   The Fund may obtain fixed-interest loans and invest the loan proceeds in other assets. If it should do so, and the performance of the Fund's investments failed to cover interest and other costs of borrowing, the net asset value of its shares would decrease faster than if the Fund had no borrowings outstanding.

FOREIGN ISSUERS
   The Fund's long and short positions may include equity securities of foreign issuers. Foreign issuers may be subject to different, and often less comprehensive, accounting, reporting and disclosure standards than comparable U.S. companies and may be subject to risks related to economic and political conditions in foreign countries, including possible nationalization or expropriation of their assets. Securities of foreign issuers may be less liquid and at times more volatile than securities of comparable U.S. companies.

FUTURES CONTRACTS
   In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in an account for the futures broker a specified amount of cash or liquid securities, currently 2% to 5% of the contract amount. This is known as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the future fluctuates, a process known as "marking to the market." For example, if the Fund purchases an S&P 500 future and the S&P 500 has risen, the Fund's corresponding futures position will increase in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the S&P 500 declines, the Fund's futures position will be less valuable and the Fund will be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid to or by the Fund, and the Fund realizes a gain or a loss.

   The price of index futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market which also may cause temporary price distortions.

   Positions in futures contracts may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin.

   Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the price in the sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

   The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

   Successful use of futures contracts by the Fund is also subject to the Manager's ability to correctly predict movements in the direction of prices for securities. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities prices and movements in the prices of futures contracts, a correct forecast of securities prices by the Manager may still not result in a successful hedging transaction over a short period of time.

ILLIQUID SECURITIES
   Illiquid securities may be difficult to sell promptly at an acceptable price, or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss or entail expenses not normally associated with the sale of a portfolio security.

INDEX FUTURES, AND INDEX AND EQUITY OPTIONS
   In addition to purchasing or selling short individual securities, the Fund may purchase or sell short any type of future or option related to its investments. These may include options not traded on exchanges, futures or options tied to stock indexes or averages and options on individual securities. Futures and options also may be used or combined with each other in order to implement the Fund's overall strategy.

   Futures and options tied to a securities index, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), have been used by mutual funds for many years to manage their portfolios more efficiently. An S&P 500 futures contract is a contract to buy or sell units of the S&P 500 at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract, or holding a long position in the S&P 500. Entering into a contract to sell units is commonly referred to as selling a contract, or holding a short position in the S&P 500.

MONEY MARKET INSTRUMENTS
   To meet margin requirements, redemptions or for investment purposes, the Fund will hold a portion of its assets in full faith and credit obligations of the United States (e.g., U.S. Treasury Bills), high quality short-term notes, commercial paper or other money market instruments. To be considered "high quality" such obligations must be rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's"), issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing.

OPTIONS
   When the Fund purchases an option, an amount equal to the premium paid by the Fund for the option (its cost) is recorded initially as an investment. The amount of the investment is "marked-to-the-market" daily to reflect the current market value of the option. If the current market value of an option exceeds the premium paid, the excess represents unrealized appreciation; conversely, if the premium paid exceeds the current market value, the excess represents unrealized depreciation.

   When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-the-market" daily to reflect the current market value of the option. If an option written by the Fund expires, or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or a loss if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

   If the Fund writes a covered call option and is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires and may be required to deliver the underlying security upon exercise. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market exists for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise the option in order to realize any profit or would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options it had written.

   Reasons for the absence of a liquid secondary market include the following:
(a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

   The Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the exercise price of any options it has written in a segregated account with the custodian to ensure that the use of such options is not leveraged.

OPTIONS ON FUTURES CONTRACTS
   Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder of the long position would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the futures contract, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the final settlement price of the futures contract on the expiration date.

   The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

   Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts may involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts.

   In purchasing and selling futures contracts and in purchasing options on futures contracts, the Fund presently intends to comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Fund from regulation as a commodity pool operator require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Fund will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's total assets.

REPURCHASE AGREEMENTS
   In a repurchase agreement transaction, the Fund agrees to purchase and resell, and the seller also agrees to buy back, usually on the next business day, a security at a fixed time and price which reflects an agreed-upon market rate. Repurchase agreements may be thought of as loans to the seller collateralized by the security to be repurchased. The risk to the Fund is the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the Fund is entitled to sell the collateral. If the seller defaults when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The manager monitors the value of the collateral daily during the term of the repurchase agreement to determine that the value of the collateral equals or exceeds the agreed-upon repurchase price. If a defaulting seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

SHORT SALES
   The Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Fund. Historically, the Fund has maintained a short position exposure within 5% of its long position exposure. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Fund also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

                             PERFORMANCE INFORMATION

   The Fund may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class and as a total return of any class of the Fund.

   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are on Class A Shares, Class B Shares and Class C Shares reinvested when paid.

   The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Age Wave, Inc.; the American Association of Retired Persons; Baron's; Business Week; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; Donoghue's Money Fund Report, Financial Planning; Financial World; Forbes; Fortune; Fundscope, Hulbert Financial Digest; Ibbotson Associates; Individual Investor, Investment Advisor, Investors Business Daily; The Liscio Report; Lipper Analytical Services, Inc.; Micropal Inc.; Money; Morningstar Mutual Funds; Mutual Fund Forecaster; Mutual Funds Magazine; The National Center for Education Statistics; The New York Times; The Philatelic Foundation; Smart Money; USA Today, U.S. News & World Report; The Wall Street Journal; Worth and other industry publications. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, such as IBM or health care, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

   The manner in which total return is calculated for public use is described above. The following table illustrates average annual total return for the Fund for the 1-year period ended October 31, 2003 and for the period since inception (May 1, 1998) through October 31, 2003:

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.

   The average annual total return for the Class A Shares, Class B Shares and Class C Shares of the Funds for the indicated period ended October 31, 2003 were as follows:


                                                                                                            COMMENCEMENT OF
                                                                     YEAR ENDED        5 YEARS ENDED         OPERATIONS TO
                                                                      10/31/03            10/31/03            10/31/03(1)
                                                                      --------            --------           -------------
 Class A
      Return Before Taxes                                              -11.21%             1.50%                 0.54%
      Return After Taxes on Distribution                               -11.21%             0.83%                -0.07%
      Return After Taxes on Distributions
      and Sale of Fund Shares                                           -7.28%             0.85%                 0.07%
 Class B Return Before Taxes                                           -10.23%             1.80%                 0.75%
 Class C Return Before Taxes                                            -6.44%             1.98%                 0.89%

-----------------------
(1) Since May 1, 1998.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                               PORTFOLIO TURNOVER

   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). The adviser does not usually consider the length of time the Fund has held a position when making investment decisions. The Fund's turnover rate is expected to be higher than that of other mutual Funds (a portfolio turnover rate in excess of 100% may be deemed to be high) and will vary significantly from time to time depending on the volatility of economic and market conditions. Although the rate of portfolio turnover was significantly higher for its initial six months of operations, it is anticipated that the annual portfolio turnover rate of the Fund may be approximately 200% under normal circumstances. Short sales and associated closing transactions are not included in portfolio turnover because there is no intention to maintain the short position for more than one year. It is, however, impossible to predict portfolio turnover in future years. Portfolio turnover may result in realization of taxable capital gains, and generally involves some expense, including brokerage costs. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Historical annual rates of portfolio turnover for the Fund are set forth in the prospectus under the heading "Financial Highlights."

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The current Distributor, Phoenix Equity Planning Corporation ("Equity Planning"), began distribution activities as of March 1, 1999. No principal transactions are effected with Equity Planning. The prior Distributor for the Fund was PXP Securities Corp., formerly Zweig Securities Corp., an affiliate of Equity Planning.

   Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Adviser may receive orders for transactions by the Fund. Information so received will enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Adviser and its affiliates in servicing other clients as well as the Fund; in addition, information obtained by the Adviser and its affiliates in servicing other clients may be useful and of value to the Adviser in servicing the Fund. No principal transactions are effected with PXP Securities Corp. or any of its affiliates.

   The Fund may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Adviser. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be deemed to have acted unlawfully or to have breached a fiduciary duty solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

   Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution series alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Adviser and its affiliates in serving other clients as well as the Trust, but on the other hand any research service obtained by the Adviser or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser in carrying out its obligation to the Fund.

   The exercise of calls written by a Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover. Although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.

   For the fiscal years ended October 31, 2001, 2002 and 2003 brokerage commissions paid by the Fund on portfolio transactions totaled $311,348, $1,189,208 and $1,370,993, respectively. For the fiscal years ended October 31, 2001, 2002 and 2003, no brokerage commissions were paid to any affiliate. Brokerage commissions of 163,929 paid during the fiscal year ended October 31, 2003, were paid on portfolio transactions aggregating 128,623,135 executed by brokers who provided research and other statistical information.

                             SERVICES OF THE ADVISER

   The investment adviser to the fund is Euclid Advisors LLC ("Euclid" or "Adviser"), which is located at 900 Third Avenue, 31st floor, New York, NY 10022-4728. Euclid is a wholly-owned subsidiary of Phoenix/Zweig Advisers, LLC, which is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115.

   PXP has served investors for over 70 years. As of December 31, 2003, it had approximately $59.2 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Engemann Asset Management (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin and Oakhurst divisions) in Hartford, CT and Scotts Valley, CA, respectively.

   Overall responsibility for the management and supervision of the Fund rests with the Trustees of the Phoenix-Euclid Funds (the "Trustees"). Euclid's services under its Management Agreement are subject to the direction of the Trustees.

   Pursuant to the Management Agreement, the Adviser: (a) supervises and assists in the management of the assets of the Fund, furnishes the Fund with research, statistical and advisory services and provides regular reports to the Trustees;
(b) provides advice and assistance with the operations of the Fund, compliance support, preparation of the Fund's registration statements, proxy materials and other documents and advice and assistance of the Adviser's counsel; (c) makes investment decisions for the Fund; (d) selects brokers and dealers to execute transactions for the Fund; (e) ensures that investments follow the investment objective, strategies, and policies of the Fund and comply with government regulations; and
(f) furnishes office facilities, personnel necessary to provide advisory services to the Fund, personnel to serve without salaries as officers or agents of the Fund and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates.

   The Fund pays the Adviser for its services pursuant to the Management Agreement a monthly fee at the annual rate of 1.50% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2001, 2002 and 2003, fees paid to the Adviser by the Fund aggregated $556,895, $834,433 and $1,466,028, respectively, before expense reimbursement (if applicable). The Adviser has voluntarily undertaken to limit the expenses of the Fund (exclusive of taxes, interest, dividends paid on securities sold short, brokerage commissions, 12b-1 fees and extraordinary expenses) until February 28, 2005 to 2.00% of its average daily net assets. For the fiscal years ended October 31, 2001 and 2002 the Adviser's reimbursements to the Fund aggregated $134,071 and $158,124, respectively.

   The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment.

   The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.

   The Adviser may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Fund. The Distributor or its affiliates may provide the Adviser (without charge to the Fund) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to the Fund.

   The Fund, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENT
   The Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's investment advisory arrangements. In approving the agreement, the Board primarily considered the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.


   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board noted the Fund's very favorable performance compared to that of its peer group for each of the periods reviewed. The Board found no evidence of material or systemic compliance violations for the Fund. The Board also reviews data relating to the quality of brokerage execution received by the Fund, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning performance of the adviser.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the profitability of the adviser and its affiliates based upon the terms of the advisory agreement and relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its peer group. The Board noted that the Fund was below the median with respect to management fees and that expense reimbursement by the adviser brought the Fund's expenses within reasonable alignment with the median in all other categories. The Board also considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the adviser and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.


   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

DESCRIPTION OF PROXY VOTING POLICY
   The Fund has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Fund's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Fund's investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund's Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

   The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Fund of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund.

   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, will be available free of charge by calling, toll-free, 800-243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 NET ASSET VALUE

   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution plan fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500, and the minimum subsequent investment is $25 for Class A Shares, Class B Shares or Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan (a bank draft investing program administered by the Distributor), or pursuant to the Systematic Exchange privilege, or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix-Euclid Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1.00% deferred sales charge applies to shares purchased by an investor in amounts over $1 million if redeemed within 12 months of purchase. Such deferred sales charge may be waived under certain conditions. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.30% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See Class A Shares--Reduced Initial Sales Charge.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See Class B Shares and Class C Shares--Waiver of Sales Charges.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares seven years after the end of the calendar month in which the shareholder's order to purchase was accepted subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time from most of the burden of such distribution related expenses. The seven-year time limit has been deemed sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. At the end of this period,

Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any


Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets. See the Funds' current Prospectus for more information.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the funds of Phoenix Trust, the Phoenix-Engemann Funds, Phoenix-Seneca Funds, Phoenix-Kayne Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix-Zweig Funds qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000 and by retirement plans with assets of $1,000,000 or more or at least 50 eligible employees; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Zweig Funds, Phoenix-Engemann Funds or Phoenix-Seneca Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Zweig Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Goodwin Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Goodwin Government Cash Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS A SHARES--WAIVER OF DEFERRED SALES CHARGE
   The 1% CDSC will be waived where the investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer, or agrees to receive such commissions ratably over a 12-month period.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from certain other Class A Share and Class C Share retirement plans; (f) from the Merrill Lynch Daily K Plan invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (g) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this Fund and any other Affiliated Phoenix Fund; (h) based on any direct rollover transfer of shares from an established Fund qualified plan into another Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (i) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed. Shareholders between the ages of 59 1/2 and 70 1/2 receiving a CDSC waiver on distributions under retirement plans described in condition (c) above prior to May 1, 1999, will continue to receive the waiver.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the Fund seven years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

IMMEDIATE INVESTMENT
   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the Phoenix-Euclid Market Neutral Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail an Account Application to Equity Planning.

                            INVESTOR ACCOUNT SERVICES

   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information. The Fund and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES
   Under certain circumstances, shares of the Fund may be exchanged for shares of the same class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making a written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of the Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")
   The Fund is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Dividends may be paid from net investment income. Distribution of net realized short-term and long-term capital gains will be distributed at least annually. Income dividends will be reinvested in additional shares at net asset value, unless the shareholder elects to receive dividends in cash. Whether received in shares or cash, dividends paid by a Fund from net investment income and distributions from any net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, realized on sales of investments for the fiscal year normally will be distributed following the end of the Funds' fiscal year. Distributions of net long-term capital gains are taxable to shareholders as such, whether paid in cash or additional shares of a Fund and regardless of the length of time the shares have been owned by the shareholder. Net short-term capital gains are net realized short-term capital gains, generally including net premiums from expired options, net gains from closing purchase transactions, and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital losses. Distributions paid by a Fund generally are subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund, and whether representing an ordinary distribution or a long-term capital gains distribution. No dividends or distributions will be made to a shareholder on shares for which no payment has been received.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a

Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income, except for
(a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain dividends. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. Distributions from net long-term capital gain in excess of net short-term capital loss ("capital gain distribution") are treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES
   The Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   The Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

TAXATION OF DERIVATIVES
   All futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section

1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

     Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to tax the character of which will be determined under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of such option, on the Fund's holding period for such option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. The exercise of a call option purchased by a Fund is not a taxable transaction for the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium.

   Premiums from expired call options written by a Fund and net gain or loss from closing purchase transactions, which are not section 1256 contracts, are generally treated as short-term capital gain or loss for federal income tax purposes and are taxable to shareholders as ordinary income. If a written call option is exercised, the premium is added to the proceeds of sale of the underlying security, and the gain or loss from such sale will be short- or long-term, depending upon the period such security was held. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

   Because options, futures and currency activities of a Fund may increase the amount of gains from the sale of securities or investments held or treated as held for less than three months, the Funds may limit these transactions in order to comply with the 30% limitation described above.

   Certain offsetting positions held by the Funds (including certain positions involving financial futures and options transactions) may be considered, for tax purposes, to constitute "straddles." Depending on whether certain elections are available and made by the Funds losses realized by the Funds on one or more position in such a straddle may be deferred to the extent of unrealized gain in the offsetting position. Moreover, short-term capital losses on straddle positions may be re-characterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS
   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

     The Funds may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

     It is expected that the Funds will not be eligible to elect to pass-through to its shareholders the amount of foreign income and similar taxes paid by it, so that shareholders will not be eligible to claim a foreign tax credit or to deduct their pro rata share of such foreign taxes. Such foreign taxes generally will reduce the net income of the Funds distributable to shareholders. If the Funds were eligible to make the pass-through election, and so elected, shareholders would be notified regarding the relevant items to be taken into account by the shareholders.

SALE OR EXCHANGE OF FUND SHARES
   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS
   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor.

   Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

   Dividends, distributions and redemption proceeds also may be subject to state, local and foreign taxes depending upon each shareholder's particular situation. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                                 THE DISTRIBUTOR

   Pursuant to its Distribution Agreement with the Fund (the "Distribution Agreement"), Phoenix Equity Planning Corporation ("Equity Planning") acts as distributor of the Fund's shares and receives: with respect to Class A Shares, a front-end sales commission, as described in the Prospectus under "Sales Charges," and a 1% CDSC which may apply on redemptions within 12 months of purchases not subject to a sales charge; with respect to Class B Shares, a declining CDSC ranging from 5% to 1% of the gross proceeds of a redemption of shares held for less than seven years; and, with respect to Class C Shares, a CDSC of 1.25% of the gross proceeds of a redemption of shares held for less than one year. A 1% CDSC may apply to redemptions within 12 months of purchases of Class A Shares not subject to a sales charge. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below.

   Equity Planning has undertaken to use its best efforts to find purchasers for shares of the Fund. Shares of the Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.

   For its services under the Distribution Agreement, the Distributor receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, the Distributor may receive payments from the Fund pursuant to the Distribution Plans described below. For the fiscal years ended October 31, 2001, 2002 and 2003, purchasers of shares of the Fund paid aggregate sales charges of $95,544, $202,111 and $310,851, respectively, of which the Distributor received net commissions of $80,798, $97,222 and $127,704, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 2003, the Distributor received net commissions of 20,916 for Class A Shares and deferred sales charges of $106,788 for Class B Shares and Class C Shares.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE      DEALER DISCOUNT OR AGENCY FEE
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED          AS PERCENTAGE OF OFFERING PRICE
---------------------------------------------------------------------------------------------------------------------------------
Under $50,000                               5.75%                          6.10%                            5.25%

$50,000 but under $100,000                  4.75                           4.99                             4.25

$100,000 but under $250,000                 3.75                           3.90                             3.25

$250,000 but under $500,000                 2.75                           2.83                             2.25

$500,000 but under $1,000,000               2.00                           2.04                             1.75

$1,000,000 or more                          None                           None                             None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. There is no dealer compensation payable on Class I Shares. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, a 1% CDSC will apply, except for redemptions of shares purchased by an investor in amounts of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer, or agrees to receive such commissions ratably over a 12 month period. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset value of the Fund, at the following incremental annual rates:

               First $50 million                                         .07%
               $50 million to $200 million                               .06%
               Greater than $200 million                                 .01%

   Equity Planning retains PFPC, Inc. as subagent for the Fund. Fees paid by the Fund, in addition to the fee paid to Equity Planning, will be reviewed and approved by the Board of Trustees. For its services during the Fund's fiscal years ended October 31, 2001, 2002 and 2003, Equity Planning received $25,993, $37,931 and 63,641, respectively.

                               DISTRIBUTION PLANS

   The Fund has adopted a distribution plan for each class of shares in accordance with Rule 12b-1 under the Act (the "Plan"), to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class and a distribution fee based on average daily net assets at a rate of 0.05% per annum for Class A Shares and 0.75% per annum for Class B Shares and Class C Shares. If the Distributor receives any Rule 12b-1 payments in excess of actual distribution expenses, the difference could be viewed as profit to the Distributor for that year.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Fund being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares, 0.70% of the average annual net asset value of that class.

   A report of the amounts expended under the Plans must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

   The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any Class or Fund, by vote of a majority of the shares of such Class or Fund. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons.

   If the Plans are terminated (or not renewed) with respect to one or more Classes or Funds, they may continue in effect with respect to any Class or Fund as to which they have not been terminated (or have not been renewed).

   Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.

   The continuance of the Plans for Class A Shares, Class B Shares and Class C Shares is approved annually by the Board of Trustees, including a majority of the Qualified Trustees. Prior to approving the continuance of the Plans, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to continue the Plans, the Board considered, among other factors: (1) the Trust's experience under the Plan's and the previous Rule 12b-1 Plan's of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plans and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon their review, the Board, including each of the Qualified Trustees, determined that the continuance of the Plans would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.

   The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for the Fund, the Trust may not thereafter adopt a new Rule 12b-1 Plan for a class of that Fund having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to a financial institution in order to finance the distribution of the Class B Shares.

   For the fiscal year ended October 31, 2003, the Fund paid Rule 12b-1 fees in the amount of $595,256, of which the Distributor received $378,153, unaffiliated broker-dealers received $216,274 and W.S. Griffith Securities, Inc., an affiliate, received $829. The 12b-1 payments were used for (1) compensating dealers, $439,406, (2) compensating sales personnel, $685,348, (3) advertising, $148,094, (4) printing and mailing of prospectuses to other than current shareholders, $5,122, (5) service costs, $36,969 and (6) other, $109,231.

   Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   The address of each individual, unless otherwise noted, is 900 Third Avenue, 31st Floor, New York, NY 10022. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
                                     LENGTH OF        OVERSEEN BY                      DURING PAST 5 YEARS AND
    NAME, (AGE), AND ADDRESS        TIME SERVED         TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

E. Virgil Conway                   Served since          34         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          2004.                            since 2001.  Trustee/Director, Realty Foundation of New
101 Park Avenue                                                     York (1972-present), Pace University (1978-present), New
New York, NY 10178                                                  York Housing Partnership Development Corp. (Chairman)
DOB: 8/2/29                                                         (1981-present), Greater New York Councils, Boy Scouts of
                                                                    America (1985-present), Academy of Political Science (Vice
                                                                    Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), The Harlem Youth Development Foundation
                                                                    (1998-present). Chairman, Metropolitan Transportation
                                                                    Authority (1992-2001). Director, Trism, Inc. (1994-2001),
                                                                    Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                    Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                    Insurance Company (1974-2002), Josiah Macy, Jr., Foundation
                                                                    (1975-2002), Union Pacific Corp. (1978-2002), Blackrock
                                                                    Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                                    (1990-2002), Accuhealth (1994-2002).

                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
                                     LENGTH OF        OVERSEEN BY                      DURING PAST 5 YEARS AND
    NAME, (AGE), AND ADDRESS        TIME SERVED         TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

Harry Dalzell-Payne                Served since          34         Currently retired.
The Flat, Elmore Court             2004.
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill (72)                Served since           5         Currently retired. Trustee, Deutsche Asset Management
5070 North Ocean Dr.               1998.                            mutual funds (33 portfolios) (1986-present). Director,
Singer Island, FL  33404                                            Coutts & Co. Trust Holdings Limited (1991-1999), Coutts &
                                                                    Co. Group (1994-1999) and Coutts & Co. International (USA)
                                                                    (private banking) (1992-2000).

Francis E. Jeffries (72)           Served since          27         Director, The Empire District Electric Company (1984-present).
8477 Bay Colony Dr. #902           2004.                            Director (1989-1997), Chairman of the Board (1993-1997),
Naples, FL  34108                                                   Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (63)              Served since          24         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          2004.                            since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street, Ste. 1430                                        Officer (1995-1998), Carson Products Company (cosmetics).
Chattanooga, TN  37402                                              Director/Trustee, Evergreen Funds (6 portfolios).

Geraldine M. McNamara              Served since          34         Managing Director, U.S. Trust Company of New York (private
United States Trust                2004.                            bank) (1982-present).
Company of NY
114 West 47th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                  Served since          34         Currently Retired, W.H. Reaves and Company (investment
W.H. Reaves and Company            2004.                            management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302
DOB: 5/26/28

Donald B. Romans (71)              Served since           5         President, Romans & Company (private investors and
39 S. Sheridan Road                1998.                            financial consultants) since 1987. Trustee, Burnham
Lake Forest, IL  60045                                              Investors Trust (5 portfolios).

Richard E. Segerson (56)           Served since          24         Managing Director, Northway Management Company
Northway Management Company        2004.                            (1998-present). Managing Director, Mullin Associates
164 Mason Street                                                    (1993-1998).
Greenwich, CT 06830

Lowell P. Weicker, Jr. (71)        Served since          24         Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                    2004.                            (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA  22314                                               (2000-present). President, The Trust for America's Health
                                                                    (non-profit) (2001-present). Director, Duty Free International,
                                                                    Inc. (1997-1998).

                               INTERESTED TRUSTEE

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
   NAME, (AGE), ADDRESS AND         LENGTH OF       OVERSEEN BY                       DURING PAST 5 YEARS AND
    POSITION(S) WITH TRUST         TIME SERVED        TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
*Marilyn E. LaMarche (68)        Served since            27         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2004.                              (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                               (2001-present) and Phoenix Life Insurance Company
59th Floor                                                          (1989-present).
New York, NY 10020

**Philip R. McLoughlin           Served since            78         Consultant, The Phoenix Companies, Inc. (2002-present).
Chairman and President           1993.                              Director, PXRE Corporation (Delaware) (1985-present), World
DOB: 10/23/46                                                       Trust Fund (1991-present). Chairman (1997-2002), Director
                                                                    (1995-2002), Vice Chairman (1995-1997) and Chief Executive
                                                                    Officer (1995-2002), Phoenix Investment Partners, Ltd.
                                                                    Director, Executive Vice President and Chief Investment
                                                                    Officer, The Phoenix Companies, Inc. (2001-2002). Director
                                                                    (1994-2002) and Executive Vice President, Investments
                                                                    (1988-2002), Phoenix Life Insurance Company. Director
                                                                    (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                                    Counsel, Inc. Director (1984-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation. Chairman
                                                                    and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                                    (1999-2002). Director and President, Phoenix Investment
                                                                    Management Company (2001-2002). Director and Executive Vice
                                                                    President, Phoenix Life and Annuity Company (1996-2002).
                                                                    Director and Executive Vice President, PHL Variable
                                                                    Insurance Company (1995-2002). Director, Phoenix National
                                                                    Trust Company (1996-2002). Director and Vice President, PM
                                                                    Holdings, Inc. (1985-2002). Director, PHL Associates, Inc.
                                                                    (1995-2002). Director (1992-2002) and President
                                                                    (1992-1994), WS Griffith Securities, Inc.

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                      PRINCIPAL OCCUPATION(S)
   NAME, (AGE), ADDRESS AND         LENGTH OF       OVERSEEN BY                       DURING PAST 5 YEARS AND
    POSITION(S) WITH TRUST         TIME SERVED        TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
***James M. Oates                Served since            29         Chairman, Hudson Castle Group Inc. (formerly IBEX Capital
Hudson Castle Group Inc.         2004.                              Markets Inc.) (financial services) (1997-present). Managing
c/o Northeast Investment                                            Director, Wydown Group (consulting firm) (1994-present).
Management, Inc.                                                    Director, Investors Financial Service Corporation
50 Congress Street, Ste. 1000                                       (1995-present), Investors Bank & Trust Corporation
Boston, MA 02109                                                    (1995-present), Stifel Financial (1996-present),
DOB: 5/31/46                                                        Connecticut River Bancorp (1998-present), Connecticut River
                                                                    Bank (1998-present) and Trust Company of New Hampshire
                                                                    (2002-present). Director and Treasurer, Endowment for
                                                                    Health, Inc. (2000-present). Chairman, Emerson Investment
                                                                    Management, Inc. (2000-present). Investment Committee, New
                                                                    Hampshire Charitable Foundation (2001-present). Vice
                                                                    Chairman, Massachusetts Housing Partnership (1998-1999).
                                                                    Director, Blue Cross and Blue Shield of New Hampshire
                                                                    (1994-1999), AIB Govett Funds (1991-2000), Command Systems,
                                                                    Inc. (1998-2000), Phoenix Investment Partners, Ltd.
                                                                    (1995-2001), 1Mind, Inc. (1999-2001) and Plymouth Rubber Co.
                                                                    (1995-2003).

  * Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
 ** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with The Phoenix Companies, Inc., and its affiliates.
*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group Inc. and Phoenix and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                  POSITION(S) HELD
                                   WITH TRUST AND
                                   LENGTH OF TIME                              PRINCIPAL OCCUPATION(S)
   NAME, (AGE) AND ADDRESS             SERVED                                    DURING PAST 5 YEARS
William R. Moyer                Executive Vice        Executive Vice President and Chief Financial Officer (1999-present),
DOB: 8/16/44                    President since       Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                1993.                 Investment Partners, Ltd. Director (1998-present), Senior Vice President,
                                                      Finance (1990-present), Chief Financial Officer (1996-present), and
                                                      Treasurer (1998-present), Phoenix Equity Planning Corporation. Director
                                                      (1998-present), Senior Vice President (1990-present), Chief Financial
                                                      Officer (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                      Counsel, Inc. Senior Vice President and Chief Financial Officer, Duff &
                                                      Phelps Investment Management Co. (1996-present). Vice President, Phoenix
                                                      Fund Complex (1990-present).

John F. Sharry                  Executive Vice        President, Private Client Group (1999-present), Executive Vice President,
DOB: 3/28/52                    President since       Retail Division (1997-1999), Phoenix Investment Partners, Ltd. President,
                                1998.                 Private Client Group, Phoenix Equity Planning Corporation (2000-present).
                                                      Executive Vice President, Phoenix Fund Complex (1998-present).

Nancy G. Curtiss                Treasurer since       Vice President, Fund Accounting (1994-present) and Treasurer (1996-present),
DOB: 11/24/52                   1994.                 Phoenix Equity Planning Corporation. Treasurer, Phoenix Fund Complex
                                                       (1994-present).

Richard J. Wirth                Secretary since       Vice President and Insurance and Investment Products Counsel (2002-present),
One American Row                2002; Chief Legal     Counsel (1993-2002), Phoenix Life Insurance Company.
Hartford, CT 06102              Officer since 2003.
DOB: 11/14/58

COMMITTEES OF THE BOARD
   The Board of Trustees has established an Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, its system of internal control, the independent audit process, and the Fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James Balog, Claire B. Benenson, S. Leland Dill and Donald B. Romans. The Committee met twice during the Trust's last fiscal year.

COMPENSATION
   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended October 31, 2003, the Trustees received the following compensation:

                                                                                         TOTAL
                                                                                      COMPENSATION
                                                                                     FROM TRUST AND
                                                        AGGREGATE                     FUND COMPLEX
                                                      COMPENSATION                     (5 FUNDS)
             NAME                                      FROM TRUST                   PAID TO TRUSTEES
             ----                                      ----------                   ----------------
   James Balog                                          $20,900                          $26,500
   Claire B. Benenson                                   $20,900                          $26,500
   S. Leland Dill                                       $20,900                          $26,500
   Philip R. McLoughlin                                 $     0                          $     0
   Donald B. Romans                                     $20,900                          $26,500

TRUSTEE OWNERSHIP OF SECURITIES
   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2003.

------------------------------------------------------------------------------------------------------------
                                                                               Aggregate Dollar Range of
                                            Dollar Range of Equity          Trustee Ownership in all Funds
                                         Securities in a Fund of the       Overseen by Trustee in Family of
            Name of Trustee                         Trust                        Investment Companies
------------------------------------- ----------------------------------- -----------------------------------
   E. Virgil Conway                                 None                                None
------------------------------------- ----------------------------------- -----------------------------------
   S. Leland Dill                                   None                                None
------------------------------------- ----------------------------------- -----------------------------------
   Harry Dalzell-Payne                              None                                None
------------------------------------- ----------------------------------- -----------------------------------
   Francis E. Jeffries                              None                                None
------------------------------------- ----------------------------------- -----------------------------------
   Leroy Keith, Jr.                                 None                                None
------------------------------------- ----------------------------------- -----------------------------------
   Marilyn E. LaMarche                              None                                None
------------------------------------- ----------------------------------- -----------------------------------
   Philip R. McLoughlin                             None                                None
------------------------------------- ----------------------------------- -----------------------------------
   Geraldine M. McNamara                            None                                None
------------------------------------- ----------------------------------- -----------------------------------
   Everett L. Morris                                None                                None
------------------------------------- ----------------------------------- -----------------------------------
   James M. Oates                                   None                                None
------------------------------------- ----------------------------------- -----------------------------------
   Donald B. Romans                                 None                            Over $100,000
------------------------------------- ----------------------------------- -----------------------------------
   Richard E. Segerson                              None                                None
------------------------------------- ----------------------------------- -----------------------------------
   Lowell P. Weicker, Jr.                           None                                None
-------------------------------------------------------------------------------------------------------------

   At February 9, 2004, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.

PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of February 9, 2004 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Fund's equity securities:

NAME OF SHAREHOLDER                                   CLASS OF SHARES           PERCENTAGE OF CLASS           NUMBER OF SHARES
-------------------                                   ---------------           -------------------           ----------------
FTC & Co.                                               Class  A                       7.12%                     389,799.640
Account #00093
Datalynx
PO Box 173736
Denver, CO 80217-3736

MLPF&S                                                  Class A                        9.19%                     502,914.326
For the Sole Benefit of its Customers                   Class B                       30.06%                     400,050.104
Attn: Fund Administration                               Class C                       26.81%                     638,159.973
4800 Deer Lake Drive East, FL 2
Jacksonville, FL 32246-6484

Prudential Securities, Inc.                             Class A                         5.07%                     277,273.628
Special Custody Account for the
Exclusive Benefit of Customers - PC
Attn: Mutual Funds
One New York Plaza
New York, NY 10004-1901


                             ADDITIONAL INFORMATION

CAPITAL STOCK
   The Trust was established as a Delaware business trust on February 3, 1998. The Board of Trustees directs the management of the business of the Trust. The Board has duties and responsibilities comparable to those of the boards of directors of corporations, not to those of trustees under customary trust principles. The Trustees oversee the Trust's activities, elect the officers of the Trust who are responsible for its day-to-day operations, review contractual arrangements with the companies that provide services to the Trust, and review investment performance.

   The Trust, an open-end, diversified, management investment company, has an unlimited number of shares of beneficial interest which, without shareholder approval, may be divided by the Trustees into an unlimited number of funds and classes. Voting rights are based on a shareholder's total dollar interest in a Series and are thus allocated in proportion to the value of each shareholder's investment. Shares vote together on matters that concern the entire Trust, or by individual fund or class when the Board of Trustees determines that the matter affects only the interests of a particular fund or class.

FINANCIAL STATEMENTS
   The Financial Statements for the fiscal year ended October 31, 2003 appearing in the Fund's 2003 Annual Report to Shareholders are incorporated herein by reference.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Fund ends on October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements audited by the Fund's independent accountants will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 has been selected as the independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   The Bank of New York, One Wall Street, New York, New York 10286 serves as custodian.

   Phoenix Equity Planning Corporation ("PEPCO"), 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115, serves as Transfer Agent for the Fund. PEPCO receives a fee equivalent of $13.50 for each shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents are paid a fee by the Transfer Agent. State Street Bank and Trust Company serves as subtransfer agent pursuant to a Subtransfer Agency Agreement.